SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 8, 2001
UDATE.COM, INC.

______________________________________________________

(Exact Name of Registrant as Specified in Charter)

DELAWARE
______________________________________________________

(State or Other Jurisdiction of Incorporation)

000-32497 _________________________________	33-0835561 __________________________________

(Commission File Number)	(I.R.S. Employer Identification No.)

NEW ENTERPRISE HOUSE,

ST. HELENS STREET, DERBY, ENGLAND _____________________________________	DE1 3GY __________________________________

(Address of Principal Executive Offices)	(Zip Code)

(877) 815-2955
________________________________

(Registrant’s Telephone Number, Including Area Code)

_______________

NOT APPLICABLE

_______________

(Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events

      On October 8, 2001, uDate.com, Inc. announced its preliminary financial results for the month ended September 30, 2001 and the quarter ended September 30, 2001.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)       Exhibits

Exhibit No.	Description

99.1	Press release dated October 8, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDATE.COM, INC.

Date: October 10, 2001	By:	/s/ Melvyn Morris

Melvyn Morris

Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 8, 2001.

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